UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
March 6, 2009

Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
60 Corporate Woods, Rochester, New York 14623

(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number Including Area Code: (585) 272-8400
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On March 6, 2009, Harris Interactive Inc. (the “Company”) entered into a Waiver and Amendment Agreement No. 2 (the “Waiver Extension”) with certain lenders under the Credit Agreement, dated as of September 21, 2007, among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto (the “Original Credit Agreement”), as amended by Waiver and Amendment Agreement No. 1 to that certain Credit Agreement (the “Waiver and Amendment”) dated as of February 5, 2009, and effective as of December 31, 2008 (the Original Credit Agreement, as so amended, the “Credit Agreement”).
As previously reported in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2008, pursuant and subject to the terms of the Waiver and Amendment, the Company obtained a 30-day waiver of certain events of default that occurred due to the Company’s failure to comply with the leverage ratio and interest coverage covenants contained in the Credit Agreement. The 30-day period was intended to provide time to structure additional amendments to the Credit Agreement. The Company and the lenders now believe that more time will be helpful in structuring such amendments and have agreed to extend the waiver period. Based upon the current level of cooperation of the lenders, the Company expects the lenders to continue to actively negotiate to have amended credit facilities in place by the end of the extended waiver period. Details regarding the credit facilities, amendments, and consequences of failure to reach longer term agreements are described in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2008.
Pursuant to the Waiver Extension, the parties agreed to extend the waiver until the earlier to occur of (i) May 8, 2009, (ii) the occurrence of any default or event of default under the Credit Agreement (other than those waived pursuant to the Waiver and Amendment), and (c) the occurrence of certain material adverse effects in the business, assets, financial condition or prospects of the Company or its subsidiaries (the “Waiver Period”). In addition, the Waiver Extension places certain restrictions on prepayments of intercompany loans, and provides that no revolving loans or letters of credit will be issued under the Credit Agreement during the Waiver Period. The foregoing description of the Waiver Extension is qualified in its entirety by the copy thereof being filed as Exhibit 10.1 hereto and which is incorporated by reference herein. Except as modified by the Waiver and Extension, the terms of the Credit Agreement remain unchanged and in full force and effect.
A copy of the Waiver and Extension is being filed as Exhibit 10.1 to this Current Report on Form 8-K. A copy of the Original Credit Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2007, and a copy of the Waiver and Amendment was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2008.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit 10.1	Waiver and Amendment Agreement No. 2 to that certain Credit Agreement, dated as of March 6, 2009, among JPMorgan Chase Bank, National Association, the Lenders Party Thereto, and the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Deborah Rieger-Paganis
	Name:	Deborah Rieger-Paganis
	Title:	Interim Chief Financial Officer and Treasurer (Principal Financial Officer)

Date: March 9, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Waiver and Amendment Agreement No. 2 to that certain Credit Agreement, dated as of March 6, 2009, among JPMorgan Chase Bank, National Association, the Lenders Party Thereto, and the Company